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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                October 18, 2002

                         Commission file number 0-18560

                           The Savannah Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                               Georgia 58-1861820
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                  (State or other jurisdiction of (IRS Employer
               incorporation or organization) identification No.)


                       25 Bull Street, Savannah, GA 31401
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               (Address of principal executive offices) (Zip Code)


                                  912-651-8200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)





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Item 5. Other Events.

     On October 18, 2002, The Savannah Bancorp, Inc., issued a news release reporting an announcement by state of Georgia officials, including Governor Roy Barnes, that a DaimlerChrysler has chosen Pooler, Georgia which is 12 miles west of downtown Savannah, as the location for its $750 million Sprinter and Vito van production facility which will eventually have 3,300 employees.


Exhibit

99.1 - Content of News Release






                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: October 21, 2002
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        Robert B. Briscoe
     Chief Financial Officer





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